UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010
_______________________________________________________________

ROHAT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-1399326	20-5913810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68, Soi Suphaphong 3
Yak 8, Sirinakarn 40 Road
Nonghob, Praver, 10250 Bangkok, Thailand
(Address of principal executive offices) (Zip Code)

668-3-1849191
(Registrant’s telephone number, including area code)

Flat 165, Oi Ping House, Oi Tung Estate
Aldrich Bay
Shaukeiwan, Hong Kong
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes In Control Of Registrant

On October 12, 2010, certain shareholders of Rohat Resources, Inc., a Nevada corporation (the “Company”, “we” or “us”) entered into a Share Sale Agreement, or the Sale Agreement, pursuant to which they sold an aggregate of 5,237,297 shares of our common stock to five accredited investors for aggregate consideration of $600,000.  Upon the closing of the sale transaction on November 23, 2010, the purchasers acquired an aggregate of 5,237,297 shares of our common stock, constituting approximately 80.73% of our issued and outstanding securities.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated under Regulation D thereunder.  The consideration for the purchase of the shares was derived from the personal funds of the purchasers.

Of the 5,237,297 shares of common stock sold, 3,658,348 shares, or approximately 56.39% of our issued and outstanding shares of common stock, were acquired by Kok Cheang Lim from Intrepid Capital LLC, an unaffiliated third party.

The summary of the transactions described in the Sale Agreement in this Current Report is qualified in its entirety by reference to the Sale Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2010, Kwok Keung Liu resigned from his positions as our President, Chief Executive Officer, Chief Financial Officer and Secretary, and Wan Keung Chak resigned from his position as a member of our Board of Directors.

On December 31, 2010, Kok Cheang Lim was appointed to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary and the sole member of our Board of Directors.

Kok Cheang Lim, age 50, joined us as our President, Chief Executive Officer, Chief Financial Officer, Secretary and the sole member of our Board of Directors on December 31, 2010.  Mr. Lim is currently the President of Mei Yuan Trading (Thailand) Company Ltd., a manganese mining company based out of Thailand.  Prior to joining Mei Yuan Trading (Thailand) Company Ltd. in November, 2008, he founded Sky Base Industry, a health food and skin care cosmetic distribution business in Malaysia, and served as its managing director from January, 2008 to December, 2009.  From 2007 to December, 2008, Mr. Lim was the owner of Miki Video, the largest video store in northern Malaysia.  Mr. Lim is fluent in Malay, Chinese, Thai and English.

Involvement in Certain Legal Proceedings

No executive officer or director has been involved in the last ten years in any of the following:

●
Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●
Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●
Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, or the SEC, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●
Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

●
Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Employment Agreements

We have not entered into any written employment agreements with Mr. Lim.  Mr. Lim currently does not receive any compensation in connection with his service as our President, Chief Executive Officer, Chief Financial Officer, Secretary and director.  We anticipate entering into compensation arrangements with Mr. Lim in the future upon mutually agreeable terms.

Board of Directors

Our director holds office until the next annual meeting of shareholders and until his successors have been duly elected and qualified.  Officers are elected by and serve at the discretion of the Board of Directors.

DESCRIPTION OF BUSINESS

Rohat Resources, Inc. was incorporated under the laws of the State of Nevada on August 25, 2006.  We are a shell company with nominal operations.  We are actively considering various acquisition targets and other business opportunities.  We hope to acquire one or more operating businesses or consummate a business opportunity within the next twelve months.

History

We were formerly an exploration stage mining company.  We had acquired a 100% interest in a claim on a mineral property located in the New Westminster, Similkameen, Mining Division of British Columbia, Canada and paid approximately $1,500 to keep the claim in good standing through September 8, 2008.  The Company did not determine whether this property contained reserves that are economically recoverable and never conducted any exploration of the site.  Our rights to the claim expired as of September 8, 2008.

On September 13, 2008, John P. Hynes III, our former president, entered into a Stock Purchase Agreement, with Delara Hussaini and Angela Hussaini, pursuant to which Mr. Hynes acquired from the sellers an aggregate of 4,000,000 shares of common stock of the Company, collectively representing approximately 61.65% of the total issued and outstanding shares of common stock of the Company.

On March 9, 2009, we entered into a Stock Purchase Agreement with Grand Destiny Investments Limited, or Grand Destiny, and John P. Hynes III, pursuant to which Mr. Hynes sold for $200,000, an aggregate of 4,000,000 shares of the common stock of the Company.  Grand Destiny acquired an aggregate of 4,000,000 shares of common stock of the Company, or approximately 61.65% of the Company’s issued and outstanding common stock, and attained voting control of the Company.  In connection with this agreement, John P. Hynes III resigned as the sole director and officer of the Company, Kwok Keung Liu was elected as the Company’s President, Secretary, C.E.O, C.F.O. and Treasurer, and Wan Keung Chak was elected as the Company’s sole director.  Grand Destiny is jointly held by Wan Keung Chak and Kwok Keung Liu.

Pursuant to a Common Stock Purchase Agreement dated as of March 9, 2009, between John P. Hynes III, the Company and Greenview Power Inc., the Company sold for $1.00, 100% of the issued and outstanding shares of Greenview Power Inc. (the Company’s wholly owned subsidiary) to Mr. Hynes.

On or about June 25, 2010, Grand Destiny sold 3,658,348 shares of our common stock, or approximately 56.39% of our issued and outstanding stock, to Intrepid Capital LLC for aggregate cash consideration of $157,748 and for services rendered.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated under Regulation D thereunder.

On October 12, 2010, certain shareholders of the Company entered into the Sale Agreement pursuant to which they sold an aggregate of 5,237,297 shares of our common stock to five accredited investors for aggregate consideration of $600,000.  Upon the closing of the sale transaction on November 23, 2010, the purchasers acquired an aggregate of 5,237,297 shares of our common stock, constituting approximately 80.73% of our issued and outstanding securities.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated under Regulation D thereunder.  Kok Cheang Lim acquired 3,658,348 of the shares sold, representing approximately 56.39% of our issued and outstanding shares of common stock.

On December 31, 2010, Kwok Keung Liu resigned from his positions as our President, Chief Executive Officer, Chief Financial Officer and Secretary, and Wan Keung Chak resigned from his position as a member of our Board of Directors.

On December 31, 2010, Kok Cheang Lim was appointed to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary and the sole member of our Board of Directors.

Employees

We do not have any employees.   Mr. Lim provides his services as our President, Chief Executive Officer, Chief Financial Officer, Secretary and the sole member of our board of directors without compensation.

Corporation Information

Our principal executive offices are located at 68, Soi Suphaphong 3, Yak 8, Sirinakarn 40 Rd., Nonghob, Praver, 10250 Bangkok, Thailand, Telephone No.: +668-3-1849191, Fax No.: +66-23309198.

RISK FACTORS

An investment in our securities involves a high degree of risk.  You should consider carefully the following information about these risks, together with the other information contained in this prospectus before making an investment decision.  Our business, prospects, financial condition, and results of operations may be materially and adversely affected as a result of any of the following risks.  The value of our securities could decline as a result of any of these risks.  You could lose all or part of your investment in our securities.  Some of the statements in “Risk Factors” are forward looking statements.

Our auditor has expressed substantial doubt about our ability to continue as a going concern.
Our financial statements for the years ended October 31, 2009 and 2008, were prepared assuming that we will continue as a going concern.  As discussed in Note 1 to our financial statements for the years ended October 31, 2009 and 2008, we incurred losses since inception resulting in an accumulated deficit of $112,511 as of October 31, 2009 and further losses are anticipated in the development of our business raising substantial doubt about our ability to continue as a going concern.  Our auditor further noted that our ability to continue as a going concern is dependent upon the Company acquiring a business and generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations when they come due.  We intend to finance operating costs over the next twelve months with loans from our director, through one or more credit facilities and or private placements of our common stock.  There can be no assurance that we will be able to secure credit facilities or financing upon reasonable terms, if at all.  As a result, there is an increased risk that you could lose the entire amount of your investment in our company.

Because we have no operations, it may be difficult to evaluate an investment in our stock.
We are a shell company that is actively evaluating business opportunities and acquisition targets.  There can be no assurance that we will identify a suitable acquisition target or business opportunity.  Even if we do consummate an acquisition or business opportunity, there is no assurance that we will be able to successfully manage and grow the acquired business.  Our business strategy may not be successful, and we may not successfully address these risks.  If we are unable to sustain profitable operations, investors may lose their entire investment in us.

We depend heavily on key personnel, and the loss of such key personnel could harm our business.
Our future success depends in significant part upon the continued contributions of key members of our senior management team.  In particular, Kok Cheang Lim, our sole director and President, Chief Executive Officer, Chief Financial Officer and Secretary, is critical to our overall management and the continued development of our strategic direction.  The loss of his services could have a material adverse effect on us.  We have not executed an employment agreement with Mr. Lim and do not carry key-person life insurance on him.

We have the right to issue up to 10,000,000 shares of “blank check” preferred stock, which may adversely affect the voting power of the holders of other of our securities and may deter hostile takeovers or delay changes in management control.
We may issue up to 10,000,000 shares of our preferred stock from time to time in one or more series, and with such rights, preferences and designations as our board of directors may determine from time to time.  To date, we have not issued any shares of preferred stock.  Our board of directors, without further approval of our common stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights, liquidation preferences and other rights and restrictions relating to any series of our preferred stock. Issuances of additional shares of preferred stock, while providing flexibility in connection with possible financings, acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of other of our securities and may, under certain circumstances, have the effect of deterring hostile takeovers or delaying changes in management control.

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.
There is currently only a limited public market for our common stock and there can be no assurance that an active trading market will ever develop or be sustained in the future.

The market price of our Common Stock may be volatile.
The market price of our common stock may be highly volatile, as is the stock market in general, and the market for OTC Bulletin Board quoted stocks in particular.  Some of the factors that may materially affect the market price of our common stock are beyond our control, such as changes in financial estimates by industry and securities analysts, conditions or trends in the industry in which we operate or sales of our common stock.  These factors may materially adversely affect the market price of our common stock, regardless of our performance.  In addition, the public stock markets have experienced extreme price and trading volume volatility.  This volatility has significantly affected the market prices of securities of many companies for reasons frequently unrelated to the operating performance of the specific companies.  These broad market fluctuations may adversely affect the market price of our common stock.

Any market that develops in shares of our common stock will be subject to the penny stock regulations and restrictions, which could impair liquidity and make trading difficult.
SEC Rule 15g-9, as amended, establishes the definition of a “penny stock” as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions.  The market price of the Common Stock is currently less than $5.00 per share and therefore may be a “penny stock.” This classification severely and adversely affects the market liquidity for our common stock.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person’s account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased.   To approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the person and make a reasonable determination that the transactions in penny stocks are suitable for that person and that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

            The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market which, in highlight form, sets forth:
•	the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stock in both public offerings and in secondary trading and commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions.  Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because of these regulations, broker-dealers may not wish to engage in the above-referenced necessary paperwork and disclosures and/or may encounter difficulties in their attempt to sell shares of our common stock, which may affect the ability of selling stockholders or other holders to sell their shares in any secondary market and have the effect of reducing the level of trading activity in any secondary market.  These additional sales practice and disclosure requirements could impede the sale of our securities.  In addition, the liquidity for our securities may decrease, with a corresponding decrease in the price of our securities.  Our shares, in all probability, will be subject to such penny stock rules for the foreseeable future and our shareholders will, in all likelihood, find it difficult to sell their securities.

The market for penny stocks has experienced numerous abuses which could adversely impact investors in our stock.
OTCBB securities are frequent targets of fraud or market manipulation, both because of their generally low prices and because OTCBB reporting requirements are less stringent than those of the stock exchanges or NASDAQ.

Patterns of fraud and abuse include:

●	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
●	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;
●	“Boiler room” practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
●	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
●
Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

We do not intend to pay dividends on our common stock.
We have never declared or paid any cash dividends on our common stock.  We currently intend to retain any future earnings and do not anticipate paying any cash dividends on our common stock in the foreseeable future.

PROPERTY

Our principal executive offices are located at 68, Soi Suphaphong 3, Yak 8, Sirinakarn 40 Rd., Nonghob, Praver, 10250 Bangkok, Thailand, Telephone No.: +668-3-1849191, Fax No.: +66-23309198.  Our premises are provided to us on a rent-free basis by our Chief Executive Officer.

We believe that our current facilities are adequate for our current needs.  We intend to secure new facilities or expand existing facilities as necessary to support future growth.  We believe that suitable additional space will be available on commercially reasonable terms as needed to accommodate our operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of January 17, 2011, by (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our Common Stock, (ii) each director, executive officer and director nominee, and (iii) all of our directors, executive officers and director nominees as a group.  As of January 17, 2011, we had 6,487,500 shares of Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities.  Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is 68, Soi Suphaphong 3, Yak 8, Sirinakarn 40 Rd., Nonghob, Praver, 10250 Bangkok, Thailand.  For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of January 17, 2011.  For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of January 17, 2011, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Name of Beneficial Owner	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock
Kok Cheang Lim (1)	3,658,348	56.39%
Kok Meng Ong	531,449	8.19%
Chee Seong Tay	522,500	8.05%

All executive officers and directors as a group (one person)	3,658,348	56.39%
(1) On December 31, 2010, Kok Cheang Lim was appointed to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary and a member of our Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by us, as well as certain other compensation paid or accrued, as of October 31, 2010 and 2009, to each of the following named executive officers.

Summary Compensation of Named Executive Officers

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Kok Cheang Lim (1)	2010	0	0	0	0	0
(Chief Executive Officer, President, Chief Financial Officer, Secretary)		0	0	0	0	0

Kwok Keung Liu (2)	2010	0	0	0	0	0
(Chief Executive Officer, Chief Financial Officer, Secretary and President)	2009	0	0	0	0	0

(1)	Kok Cheang Lim was appointed to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary and the sole member of our Board of Directors on December 31, 2010.
(2)	On December 31, 2010, Kwok Keung Liu resigned from his positions as President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

Narrative Disclosure to Summary Compensation Table

Our executive officers are not party to written employment agreements.  Except as described below, our executive officers do not receive compensation in connection with their services as executive officers of the Company.  Our executive officers are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf.

Outstanding Equity Awards at the End of the Fiscal Year

There are no options, warrants or convertible securities outstanding.  At no time during the last fiscal year with respect to any of any of our executive officers was there:

●
any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;

●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
●	any option or equity grant;
●	any non-equity incentive plan award made to a named executive officer;
●	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
●	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Director Compensation

We do not provide compensation to our director for serving as our director.  We currently have no formal plan for compensating our director for his services in his capacity as a director.  Our director is entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.  Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Compensation Committee Interlocks and Insider Participation

Our Board of Directors is comprised of Kok Cheang Lim, who is also our President, Chief Executive Officer, Chief Financial Officer and Secretary. The entire board of directors performs the functions that would be performed by a compensation committee.  Our director participates in deliberations concerning the compensation paid to executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons, Promoters and Certain Control Persons

On August 18, 2008 Delara Hussaini issued a check for $68 to herself, in order to close out the bank account.

On September 13, 2008 she gave these funds to John P. Hynes III who was holding this cash in escrow on behalf of the Company. As of October 31, 2009 the Company has not yet opened a new bank account.

On September 13, 2008, Delara Hussaini and Angela Hussaini sold their aggregate holdings of 4,000,000 shares of common stock (Delara 3,700,000 and Angela 300,000), to John P. Hynes III. This represented 61.5% of the total of issued and outstanding shares of the Company.  In connection with the sale and effective September 13, 2008: (i) Delara Hussaini resigned as President, Secretary, Treasurer and Director of the Company; (ii) Angela Hussaini resigned as Director of the Company; and (iii) John P. Hynes III, as the holder of the majority of the issued and outstanding shares of the Company at the time, appointed himself as President, Secretary, Treasurer and  sole Director of the Company.

On March 5, 2009, John P. Hynes III contributed $45,997 in additional capital in order to pay off the “Accounts Payable” and “Due to Related Parties” liabilities of the Company.  At the same time, there was debt forgiveness of $15,938 by two of the creditors and therefore the total outstanding Company liability of $61, 935 has been reduced to zero.

On March 9, 2009, John P. Hynes III entered into a Common Stock Purchase Agreement with Grand Destiny pursuant to which Mr. Hynes sold 4,000,000 shares of common stock of the Company, representing approximately 61.65% of its total and issued shares of common stock.  In connection with the sale, Mr. Hynes tendered his resignation as President, Secretary and Treasurer of he Company effective March 23, 2009, and Kwok Keung Liu was appointed as the Company’s Chief Executive Officer, President, Secretary and Chief Financial Officer.  Mr. Hynes also tendered his resignation as sole director and Wan Keung Chak was elected to serve as sole director of the Company.  Grand Destiny is jointly held by Wan Keung Chak and Kwok Keung Liu.

Pursuant to a Common Stock Purchase Agreement dated as of March 9, 2009, between John P. Hynes III, the Company and Greenview Power Inc., the Company sold for $1.00, 100% of the issued and outstanding shares of Greenview Power Inc. (the Company’s wholly owned subsidiary) to Mr. Hynes.

While the Company is seeking additional funds, the director has loaned monies to pay for certain expenses incurred. These loan(s) are interest free and there is no specific time for repayment. The balance due the director as of July 31, 2010 is $15,395. The director made an additional loan of $2,665 during the nine month ended July 31, 2010.  These amounts were forgiven as of October 20, 2010.

On or about June 25, 2010, Grand Destiny sold 3,658,348 shares of our common stock, or approximately 56.39% of our issued and outstanding stock, to Intrepid Capital LLC for aggregate cash consideration of 157,748 and for services rendered.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated under Regulation D thereunder.

We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties.  Except as set forth above, we have not entered into any material transactions with any director, executive officer, and promoter, beneficial owner of five percent or more of our common stock, or family members of such persons.

Director Independence

Our board of directors currently consists of one member: Kok Cheang Lim.  As of the date hereof, we have not adopted a standard of independence nor do we have a policy with respect to independence requirements for our board members or that a majority of our board be comprised of “independent directors.”  As of the date hereof, our sole director does not qualify as “independent” under standards of independence set forth by a national securities exchange or an inter-dealer quotation system.

LEGAL PROCEEDINGS

We are not a party to any legal or administrative proceedings that we believe, individually or in the aggregate, would be likely to have a material adverse effect on our financial condition or results of operations.  We may from time to time become a party to various legal or administrative proceedings arising in the ordinary course of our business.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

Market Information

Our Common Stock is quoted on the Over-the-Counter Bulletin Board under the symbol “ROHT” and has very limited trading.  An established public trading market has not yet developed for shares of our Common Stock and there can be no assurance that an established public trading market will ever develop, or if developed, sustained.

Holders of Common Stock

As of January 17, 2011, there were of record approximately 13 holders of our Common Stock.  Such number does not include any stockholders holding shares in nominee or “street name”.

Dividend Policy

We have not paid cash dividends on any class of common equity since formation and we do not anticipate paying any dividends on our outstanding common stock in the foreseeable future.  We plan to retain any earnings to finance the development of the business and for general corporate purposes.

Future cash dividends, if any, will be at the discretion of our board of directors and will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors as our board of directors may deem relevant.  We can pay dividends only out of our profits or other distributable reserves and dividends or distribution will only be paid or made if we are able to pay our debts as they fall due in the ordinary course of business.

RECENT SALES OF UNREGISTERED SECURITIES

On September 6, 2006, the Company issued 4,000,000 shares of common stock to our former directors, for total cash proceeds of $4,000.

On September 20, 2006, the Company issued 485,000 shares of common stock to private investors for total proceeds of $2,425.

On September 27, 2006, the Company issued 1,687,500 shares of common stock to private investors for total proceeds of $16,875.

On October 27, 2006, the Company issued 315,000 shares of common stock to private investors for total proceeds of $15,750.

On or about June 25, 2010, Grand Destiny sold 3,658,348 shares of our common stock, or approximately 56.39% of our issued and outstanding stock, to Intrepid Capital LLC for aggregate cash consideration of approximately $157,748 and for services rendered.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated under Regulation D thereunder.

On October 12, 2010, certain shareholders of the Company entered into the Sale Agreement pursuant to which they sold an aggregate of 5,237,297 shares of our common stock to five accredited investors for aggregate consideration of $600,000.  Upon the closing of the sale transaction on November 23, 2010, the purchasers acquired an aggregate of 5,237,297 shares of our common stock, constituting approximately 80.73% of our issued and outstanding securities.  The shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated under Regulation D thereunder.  Kok Cheang Lim acquired 3,658,348 of the shares sold, representing approximately 56.39% of our issued and outstanding shares of common stock.

On December 31, 2010, Kwok Keung Liu resigned from his positions as our President, Chief Executive Officer, Chief Financial Officer and Secretary, and Wan Keung Chak resigned from his position as a member of our Board of Directors.

On December 31, 2010, Kok Cheang Lim was appointed to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary and the sole member of our Board of Directors.

The summary of the transactions described in the Sale Agreement in this Current Report is qualified in its entirety by reference to the Sale Agreement, a copy of which is attached hereto as Exhibit 10.1.

DESCRIPTION OF SECURITIES

The following is a description of the material provisions of our capital stock, as well as other material terms of our Articles of Incorporation and Bylaws.  We refer you to our Articles of Incorporation and to Bylaws, copies of which have been previously filed with the SEC.

Common Stock

We are authorized, subject to limitations prescribed by Nevada law, to issue up to 100,000,000 shares of common stock with a nominal par value of $.001.  As of the date of this Current Report, there were 6,487,500 shares of common stock issued and outstanding.

Dividend Rights

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of our common stock are entitled to receive dividends out of funds legally available if our board of directors, in its discretion, determines to issue dividends and only then at the times and in the amounts that our board of directors may determine.

Voting Rights

Each holder of common stock is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders.  Under our articles of incorporation, stockholders do not have the right to cumulate votes for the election of directors.

No Preemptive or Similar Rights

Our common stock is not entitled to preemptive rights and is not subject to conversion, redemption or sinking fund provisions.

Right to Receive Liquidation Distributions

Upon our dissolution, liquidation or winding-up, the assets legally available for distribution to our stockholders are distributable ratably among the holders of our common stock, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights and payment of liquidation preferences, if any, on any outstanding shares of preferred stock.

Preferred Stock

We are authorized, subject to limitations prescribed by Nevada law, to issue up to 10,000,000 shares of preferred stock, with a par value of $0.001 per share.  Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock.  The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of our company and may adversely affect the market price of our common stock and the voting and other rights of the holders of common stock.  As of the date of this Current Report, there were no shares of preferred stock issued and outstanding.  We have no current plan to issue any shares of preferred stock.

Options

As of January 17, 2011, we had no outstanding options to purchase shares of our common stock.

Anti-takeover Provisions

Some of the provisions of Nevada law, our articles of incorporation and our bylaws may have the effect of delaying, deferring or discouraging another person from acquiring control of our company.

Nevada Anti-Takeover Laws and Certain Articles and Bylaws Provisions

Provisions of Nevada law and our articles of incorporation and bylaws could make the following more difficult:

●	acquisition of us by means of a tender offer;
●	acquisition of us by means of a proxy contest or otherwise; or
●	removal of our incumbent officers and directors.

These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids.  These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.

Our articles of incorporation or bylaws provide that:

●	our board of directors may designate the terms of, and issue a new series of preferred stock with, voting or other rights without stockholder approval;
●	a majority of the authorized number of directors will generally have the power to adopt, amend or repeal our bylaws without stockholder approval; and
●	subject to certain exceptions, our directors may be removed by a vote of no less than 2/3 of the stockholders entitled to vote thereon.

These provisions of our articles of incorporation or bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

In addition, the Nevada Revised Statutes contain provisions governing the acquisition of a controlling interest in certain Nevada corporations.  These laws provide generally that any person that acquires 20% or more of the outstanding voting shares of certain Nevada corporations in the secondary public or private market must follow certain formalities before such acquisition or they may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights in whole or in part.  These laws will apply to us if we conduct business in Nevada directly or indirectly through an affiliated corporation and have 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless our articles of incorporation or bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise.  These laws provide that a person acquires a “controlling interest” whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the Nevada Revised Statutes, would enable that person to exercise (1) one-fifth or more, but less than one-third, (2) one-third or more, but less than a majority or (3) a majority or more, of all of the voting power of the corporation in the election of directors.  Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply.  These laws may have a chilling effect on certain transactions if our articles of incorporation or bylaws are not amended to provide that these provisions do not apply to us or to an acquisition of a controlling interest, or if our disinterested stockholders do not confer voting rights in the control shares.

Nevada law also provides that if a person is the “beneficial owner” of 10% or more of the voting power of certain Nevada corporations, such person is an “interested stockholder” and may not engage in any “combination” with the corporation for a period of three years from the date such person first became an interested stockholder, unless the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors of the corporation before the person first became an interested stockholder.  Another exception to this prohibition is if the combination is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder at a meeting, no earlier than three years after the date that the person first became an interested stockholder.  These laws generally apply to Nevada corporations with 200 or more stockholders of record, but a Nevada corporation may elect in its articles of incorporation not to be governed by these particular laws.  We have not made such an election in our Articles of Incorporation.

Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interest of, the corporation.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Empire Stock Transfer Inc.: 1859 Whitney Mesa Drive, Henderson, Nevada 89014, with a telephone number of (386) 206-1133.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law generally permits us to indemnify our directors, officers, employees and agents.  The Nevada Revised Statutes permit a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if such person (i) is not liable for a breach of fiduciary duties involving intentional misconduct, fraud or a knowing violation of law, or (ii) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  No indemnification, however, shall be made in respect of any claim, issue or matter as to which such person is adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Nevada law requires that a corporation must indemnify a director, officer, employee or agent of the corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense of any action, suit or proceeding of the type described in the second sentence of the foregoing paragraph, to the extent such person has been successful on the merits or otherwise in defense of any such action, suit or proceeding.  Any permissive indemnification permitted under Nevada law may be made only as authorized in each specific case upon a determination that indemnification is proper because the indemnitee has met the applicable standard of conduct, with such determination to be made by either (a) the stockholders, (b) the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding or (c) independent legal counsel in a written opinion (if either a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders or if such a quorum cannot be obtained).

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company under Nevada law or otherwise, the Company has been advised that the opinion of the SEC is that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

We expect to enter into indemnification agreements with our directors and officers pursuant to whom we will agree to indemnify each director and officer for any liability he or she may incur by reason of the fact that he or she serves as our director or officer, to the maximum extent permitted by law.

 We expect to maintain standard policies of insurance that provide coverage to our directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” certain information that we file with the SEC, which means that we may disclose important information in this Current Report by referring you to the document that contains the information. The information incorporated by reference is considered to be a part of this Current Report and the information we file later with the SEC and, to the extent applicable, the information contained in the body of this Current Report, will automatically update and supersede the information filed earlier. We incorporate by reference the documents listed below:

●	Our Annual Report on Form 10-K for the year ended October 31, 2009, filed with the SEC on January 29, 2010; and
●	Our quarterly reports on Form 10-Q for the periods ended January 31, 2010, April 30, 2010, and July 31, 2010, filed with the SEC on March 11, 2010, June 11, 2010 and September 9, 2010.

You may obtain copies of any of these filings by contacting us at the address and telephone number indicated below.  You may request a copy of these filings, and any exhibits we have specifically incorporated by reference as an exhibit to this Current Report, at no cost, by writing to or telephoning:  Rohat Resources, Inc., 68, Soi Suphaphong 3, Yak 8, Sirinakarn 40 Rd., Nonghob, Praver, 10250 Bangkok, Thailand, Attention: Secretary, Telephone: +668-3-1849191.

Readers should rely only on the information provided or incorporated by reference in this Current Report. Readers should not assume that the information in this Current Report is accurate as of any date other than the date on the front cover of the Current Report.

Item 9.01 Financial Statements And Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description
10.1
Share Sale Agreement, dated October 12, 2010, by and among Lim Kok Cheang, Ong Kok Meng, Law Mei Yeng, Ng Wei Yee and Tay Chee Seong, as Purchasers on the one hand, and Intrepid Capital LLC, Gulf Asset Management LLC, Ho Lam Cheong and Ling Macadam, as Sellers, on the other hand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHAT RESOURCES, INC.
Dated: January 18, 2011

	By:	/s/ Kok Cheang Lim
Kok Cheang Lim
Chief Executive Officer